UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, Illinois 60606-2807

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

SMA Relationship Trust

Semiannual Report | June 30, 2020

Includes:

• Series M

SMA Relationship Trust—Series M

August 14, 2020

Dear shareholder,

We present you with the semiannual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the six months ended June 30, 2020.

Portfolio performance

For the six months ended June 30, 2020, the Fund returned 2.92%, compared to a 2.08% return for its benchmark, the Bloomberg Barclays Municipal Bond Index1 (the "Index"). For comparison purposes, the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index2 returned 3.30% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period and outperformed its benchmark. This was due primarily to yield curve positioning, our quality biases and security selection. For more on the Fund's performance, see "Performance at a glance" on page 5.

Market overview

After initially expanding, the global economy fell into a recession as the fallout from the COVID-19 pandemic triggered a severe contraction. Lockdowns were instituted around the world in an attempt to stem the spread of the virus—with varying degrees of success. In the US, the US Commerce Department reported that gross domestic product ("GDP") grew at a revised 2.4% seasonally adjusted annualized rate during the fourth quarter of 2019. GDP growth was then -5.0% during the first quarter of 2020. This marked the sharpest quarterly decline since the fourth quarter of 2008. The Commerce Department's initial estimate for second quarter annualized GDP growth—released after the reporting period ended—was -32.9%—the steepest decline on record.

The US Federal Reserve Board (the "Fed") took a number of unprecedented actions to support the economy and maintain the proper functioning of the financial markets. Looking back, after lowering the federal funds rate three times in 2019, the Fed moved decisively in March 2020. On March 3, 2020, it lowered the federal funds rate to a range between 1.00% and 1.25% and, on March 15, this was reduced to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Meanwhile, in March 2020, the US government passed a $2 trillion fiscal stimulus bill to aid the economy.

The US fixed income market generated strong results during the reporting period, as it was aided by periods of elevated investor risk aversion. Both short- and long-term US Treasury yields moved significantly lower (bond yields and prices move in the opposite direction). For the six month reporting period as a whole, the yield on the US 10-year

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:

Portfolio Management Team, including
Elbridge T. Gerry, III
UBS Asset Management (Americas) Inc.
Kevin McIntyre
UBS Asset Management (Americas) Inc.
Charles W. Grande
UBS Asset Management (Americas) Inc.
Ryan Nugent

UBS Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged bond index designed to measure the total return of the US dollar-denominated long-term tax exempt bond market.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index measures the performance of muni bonds with maturities between one and 17 years.

SMA Relationship Trust—Series M

Treasury fell from 1.92% to 0.66%. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,3 returned 6.14% during the six months ended June 30, 2020. Meanwhile, the municipal ("muni") market, as measure by the Bloomberg Barclays Municipal Bond Index gained 2.08% over the same period.

Portfolio commentary

What worked

•  Yield curve positioning contributed to performance. In particular, overweights to the 10 and 15 year portions of the curve, along with underweights to 20 and 22+ year portions of the curve, were beneficial for relative performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Our quality biases were positive for performance. An overweight to relatively higher quality A-rated securities contributed to relative results. Our positioning in securities rated AAA and AA were also positive, as was an underweight to securities rated BBB.

•  Sector allocation and security selection, overall, were beneficial for results. An overweight to the education sector, coupled with underweights to the transportation and hospital sectors, were additive for relative returns.

What didn't work

•  Having an overweight allocation to the short end of the municipal yield curve (three years and less) detracted from performance as it lagged the benchmark.

•  An allocation to relatively lower quarter A-rated securities was a headwind for returns.

•  An underweight in the power/electric sector detracted from relative performance.

•  The Fund did not invest in derivatives during the reporting period.

Outlook

Our positioning is mostly driven by longer-term, strategic perspectives, as well as by dynamic yield curve selection and total return analysis. We are maintaining our strategic, long-term duration posture, and plan to continue to avoid major directional rate gambits. We continue to look to the yield curve, seeking to take advantage of its inefficiencies. We overweight and underweight different areas of the curve in an attempt to drive performance and yield.

Prior to the pandemic, we had already migrated the portfolio to higher credit quality because credit spreads had become very narrow, and we didn't believe investors were getting compensated adequately for the additional risk. Many investors analyze credits based on the likelihood of being repaid. We have a higher bar: is it investment-grade, and is it likely to stay investment-grade? As soon as we have a concern that an issue may drop below investment- grade, we look to sell out of the issue in the portfolio.

Due to the municipal market's comparative lack of transparency into issuer fundamentals, issue selection will remain of the utmost importance as we continue to learn more regarding the degree and disparity in revenue impact from the economic shutdown. Understandably, investors are focused primarily on credit, bracing for a potential new normal, in a post-pandemic world. We remain patient and biased to quality at this juncture, with our analysis grounded in rigorous credit research.

3  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment- grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry, III Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Charles W. Grande Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

Ryan Nugent Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2020. The views and opinions in the letter were current as of August 14, 2020. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 6/30/20	6 months	1 year	5 years	10 years
SMA Relationship Trust—Series M	2.92%	5.04%	4.25%	4.47%
Bloomberg Barclays Municipal Bond Index[1]	2.08	4.45	3.93	4.22
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[2]	3.30	5.44	3.91	3.90

1  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics—June 30, 2020 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Municipal bonds
Arizona	1.2%
California	5.0
Connecticut	2.7
Florida	11.5
Georgia	2.0
Illinois	5.3
Louisiana	0.9
Maryland	4.1
Massachusetts	8.2
Michigan	0.8
Minnesota	1.1
Mississippi	2.9
Missouri	0.0 †
New Jersey	4.3
New York	28.4
North Carolina	0.6
Ohio	2.7
Oregon	1.3
Pennsylvania	6.9
South Carolina	1.7
Texas	4.7
Washington	4.4
Wisconsin	0.8
Total municipal bonds	101.5%
Short-term investments	0.0 †
Liabilities in excess of other assets	(1.5)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

1  The Fund's portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2020 (unaudited)

	Face amount	Value
Municipal bonds—101.5%
Arizona—1.2%
Salt River Project Agricultural Improvement & Power District, Arizona Electric System Revenue Bonds 5.000%, due 01/01/30	$2,225,000	$2,887,939
California—5.0%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/29	1,400,000	1,561,364
Series A, 5.000%, due 06/01/32	2,200,000	2,593,536
Series A, 5.000%, due 06/01/33	1,200,000	1,408,812
State of California Public Works Board Revenue Bonds, Series A,
5.000%, due 09/01/32	3,625,000	4,191,877
State of California, GO Bonds 5.000%, due 03/01/35	1,725,000	2,296,786
		12,052,375
Connecticut—2.7%
State of Connecticut, GO Bonds 5.000%, due 08/15/26	1,165,000	1,432,472
Series B, 5.000%, due 04/15/25	1,535,000	1,832,882
Series B, 5.000%, due 05/15/26	2,700,000	3,299,805
		6,565,159
Florida—11.5%
City of Gainesville, Florida Utilities System Revenue Bonds, Series A, 5.000%, due 10/01/26	1,500,000	1,881,150
Miami-Dade County, Subordinate Special Obligation Refunding Revenue Bonds 5.000%, due 10/01/35	4,530,000	5,302,048
School Board of St. Lucie County, Sales Tax Revenue Bonds, AGM 5.000%, due 10/01/26	2,500,000	3,029,225
School Board of Volusia County, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,458,430
School District of Broward County, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,728,980
Series B, 5.000%, due 07/01/30	2,000,000	2,344,960
State of Florida, Board of Education Public Education Capital Outlay, GO Bonds, Series A, 5.000%, due 06/01/28	1,560,000	2,072,210
	Face amount	Value
Municipal bonds—(continued)
Florida—(concluded)
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	$4,000,000	$4,718,040
Series B, 5.000%, due 05/01/26	1,900,000	2,272,666
		27,807,709
Georgia—2.0%
State of Georgia, GO Bonds, Series A, 5.000%, due 07/01/30	3,630,000	4,784,267
Illinois—5.3%
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	2,500,000	2,521,900
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,292,773
Series A, 5.000%, due 12/01/32	2,175,000	2,549,426
Illinois State Toll Highway Authority, Refunding, Revenue Bonds 5.000%, due 01/01/29	2,240,000	2,865,229
Series A, 5.000%, due 01/01/30	2,805,000	3,548,690
		12,778,018
Louisiana—0.9%
City of New Orleans, GO Bonds, AGC-ICC, FGIC 5.500%, due 12/01/21	2,060,000	2,157,582
Maryland—4.1%
County of Anne Arundel MD, Consolidated Water and Sewer, GO Bonds 5.000%, due 10/01/38	1,470,000	1,924,377
County of Prince George's MD, GO Bonds, Series A, 5.000%, due 07/15/30	4,000,000	5,408,720
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	2,000,000	2,709,020
		10,042,117
Massachusetts—8.2%
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds 5.000%, due 07/01/30	2,260,000	2,803,598
Series A, 5.000%, due 03/01/35	1,815,000	2,066,885
Series C, 5.000%, due 05/01/40	3,000,000	3,829,440

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Massachusetts—(concluded)
The Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	$2,700,000	$3,364,524
Series B, 5.000%, due 07/01/36	1,435,000	1,837,087
Series E, 5.000%, due 11/01/27	4,505,000	5,851,004
		19,752,538
Michigan—0.8%
Michigan Hospital Finance Authority Revenue Refunding-Trinity Health Credit Group, Series A, 5.000%, due 12/01/25	1,615,000	1,939,922
Minnesota—1.1%
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/36	1,945,000	2,549,292
Mississippi—2.9%
Jackson County, Pollution Control Revenue Refunding (Chevron USA, Inc. Project)[1] 0.110%, due 06/01/23	5,000,000	5,000,000
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc. Project), Series C,[1] 0.110%, due 12/01/30	200,000	200,000
Mississippi Business Finance Corp., Gulf Opportunity Zone, Industrial Development (Chevron USA, Inc. Project), Revenue Bonds, Series K,[1] 0.110%, due 11/01/35	1,900,000	1,900,000
		7,100,000
Missouri—0.0%†
Missouri State Health & Educational Facilities Authority (Washington University) Revenue Bonds, Series B,[1] 0.130%, due 09/01/30	100,000	100,000
New Jersey—4.3%
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,004,700
Series G, 5.000%, due 01/01/35	2,095,000	2,536,563
State of New Jersey, GO Bonds 5.000%, due 06/01/21	3,300,000	3,423,453
Union County Pollution Control Financing Authority (Exxon Mobil Corp.) Revenue Bonds[1] 0.040%, due 10/01/24	500,000	500,000
		10,464,716
	Face amount	Value
Municipal bonds—(continued)
New York—28.4%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/43	$2,400,000	$2,970,048
Series B-1, 5.000%, due 10/01/36	1,950,000	2,473,692
Series D, 5.000%, due 12/01/40	3,000,000	3,694,080
Subseries F-1, 5.000%, due 04/01/34	2,860,000	3,545,971
Subseries F-1, 5.000%, due 04/01/40	1,940,000	2,359,874
Metropolitan Transportation Authority Revenue Bonds, Series D-1,
5.000%, due 09/01/22	1,445,000	1,518,406
New York City Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series EE, 5.000%, due 06/15/40	3,000,000	3,728,130
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	2,000,000	2,500,480
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Revenue Bonds, Series FF, 5.000%, due 06/15/39	2,195,000	2,745,265
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Fiscal 2012 Revenue Bonds, Series DD, 5.000%, due 06/15/36	5,760,000	6,644,966
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds 5.000%, due 08/01/39	1,445,000	1,757,424
Series A-2, 5.000%, due 08/01/38	3,000,000	3,656,700
Series B, 5.000%, due 11/01/25	2,000,000	2,201,540
Series C-2, 5.000%, due 05/01/35	8,260,000	10,269,245
New York City Transitional Finance Authority Revenue Bonds, Series S-, 5.000%, due 07/15/31	1,050,000	1,219,134
New York State Dormitory Authority, State Personal Income Tax General Purpose, Revenue Bonds, Series A, 5.000%, due 03/15/40	2,500,000	3,098,500

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York State Dormitory Authority, State Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/43	$3,500,000	$4,276,615
New York State Urban Development Corp., Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/41	3,420,000	4,304,412
New York State Urban Development Corp., Special Tax 5.000%, due 03/15/34	3,000,000	3,417,150
New York State Urban Development Corp., State Personal Income Tax Revenue Bonds, Series A, 5.000%, due 03/15/36	2,000,000	2,508,120
		68,889,752
North Carolina—0.6%
County of Wake NC Revenue Bonds, Series A, 5.000%, due 12/01/20	1,500,000	1,529,775
Ohio—2.7%
State of Ohio, Common Schools Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	5,000,000	6,475,100
Oregon—1.3%
Tri-County Metropolitan Transportation District of Oregon Revenue Bonds, Series A, 5.000%, due 09/01/43	2,500,000	3,074,150
Pennsylvania—6.9%
City of Philadelphia, GO Bonds
5.000%, due 08/01/24	2,000,000	2,328,220
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds 5.000%, due 06/01/22	3,000,000	3,234,540
Commonwealth of Pennsylvania, GO Bonds 5.000%, due 09/15/26	1,225,000	1,531,030
5.000%, due 07/15/27	2,020,000	2,579,964
5.000%, due 01/01/28	3,400,000	4,257,412
Pennsylvania Turnpike Commission Turnpike Revenue Bonds 5.000%, due 12/01/36	2,220,000	2,741,722
		16,672,888
South Carolina—1.7%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/24	2,000,000	2,318,540
Series C, 4.000%, due 12/01/20[2]	1,855,000	1,883,753
		4,202,293
	Face amount	Value
Municipal bonds—(concluded)
Texas—4.7%
City of Dallas, Waterworks and Sewer System Revenue Bonds, Series A, 5.000%, due 10/01/31	$2,355,000	$2,914,265
Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue Bonds, Series A, 5.000%, due 10/01/34	1,805,000	2,273,163
Lower Colorado River Authority Refunding LCRA Transmission Services Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,294,840
The University of Texas System Revenue Bonds 5.000%, due 08/15/29	1,695,000	2,296,217
Series A, 5.000%, due 08/15/38	2,000,000	2,593,280
		11,371,765
Washington—4.4%
King County School District No. 414 Lake Washington, GO Bonds 4.000%, due 12/01/27	2,430,000	2,988,681
State of Washington, GO Bonds 5.000%, due 08/01/43	3,070,000	3,924,565
Series C, 5.000%, due 02/01/34	1,700,000	2,268,803
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,563,074
		10,745,123
Wisconsin—0.8%
State of Wisconsin General Fund Annual Appropriation Revenue Bonds, Series B, 5.000%, due 05/01/31	1,500,000	1,834,410
Total municipal bonds (cost—$231,992,382)		245,776,890
	Number of shares
Short-term investments—0.0%†
Investment companies—0.0%†
State Street Institutional U.S. Government Money Market Fund (cost—$76,939)	76,939	76,939
Total investments (cost—$232,069,321)—101.5%		245,853,829
Liabilities in excess of other assets—(1.5)%		(3,561,051)
Net assets—100.0%		$242,292,778

SMA Relationship Trust—Series M

Portfolio of investments—June 30, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund's investments. In the event the Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$245,776,890	$—	$245,776,890
Short-term investments	—	76,939	—	76,939
Total	$—	$245,853,829	$—	$245,853,829

At June 30, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

Portfolio acronyms:

AGM  Assured Guaranty Municipal Corporation

COP  Certificate of Participation

GO  General Obligation

SMA Relationship Trust

June 30, 2020 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you do not incur costs such as (1) transactional costs (as the Fund does not impose sales charges/loads) or (2) ongoing costs (given that management fees and other ordinary operating expenses of the Fund are paid by the Fund's advisor as explained in its prospectus). (You should note, however, that shares of the Fund are made available through various advisory programs, and program fees are not reflected in this example as they are imposed outside the Fund and vary.) These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2020 to June 30, 2020.

Actual expenses

The first line in the table below for the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for the Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds if the other funds impose transactional costs.

SMA Relationship Trust

June 30, 2020 (unaudited)

	Beginning account value January 1, 2020	Ending account value June 30, 2020	Expenses paid during period* 01/01/20 to 06/30/20
Series M
Actual	$1,000.00	$1,029.20	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	—

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Fund's advisor, is responsible for paying expenses it incurs in providing advisory services as well as the ordinary operating expenses of the Fund (excluding extraordinary litigation expenses and any acquired fund fees and expenses).

SMA Relationship Trust

Statement of assets and liabilities
June 30, 2020 (unaudited)

Series M
Assets:
Investments in unaffiliated issuers, at value (cost—$232,069,321)	$245,853,829
Receivable for fund shares sold	163,638
Receivable for interest	2,606,700
Receivable from affiliate	809
Total assets	248,624,976
Liabilities:
Payable for fund shares redeemed	6,332,198
Total liabilities	6,332,198
Net assets	$242,292,778
Net assets consist of:
Beneficial interest	$227,329,443
Distributable earnings (losses)	14,963,335
Net assets	$242,292,778
Shares outstanding	20,579,950
Net asset value, offering and redemption proceeds per share	$11.77

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the six months ended June 30, 2020 (unaudited)

Series M
Investment income:
Interest	$2,948,900
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,184,943
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,002,615
Net realized and unrealized gain (loss)	4,187,558
Net increase (decrease) in net assets resulting from operations	$7,136,458

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series M
	For the six months ended June 30, 2020 (unaudited)	For the year ended December 31, 2019
From operations:
Net investment income (loss)	$2,948,900	$6,118,351
Net realized gain (loss)	1,184,943	1,676,537
Net change in unrealized appreciation (depreciation)	3,002,615	10,170,037
Net increase (decrease) in net assets resulting from operations	7,136,458	17,964,925
Total distributions	(2,946,944)	(7,370,959)
From beneficial interest transactions:
Proceeds from shares sold	19,878,225	30,380,245
Cost of shares redeemed	(35,242,593)	(24,721,554)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(15,364,368)	5,658,691
Increase (decrease) in net asset	(11,174,854)	16,252,657
Net assets:
Beginning of period	253,467,632	237,214,975
End of period	$242,292,778	$253,467,632

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2020	Years ended December 31,
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.57	$11.07	$11.22	$11.01	$11.23	$11.05
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.28	0.27	0.28	0.30	0.32
Net realized and unrealized gain (loss)	0.20	0.56	(0.15)	0.21	(0.22)	0.18
Total income (loss) from investment operations	0.33	0.84	0.12	0.49	0.08	0.50
Dividends/distributions:
From net investment income	(0.13)	(0.28)	(0.27)	(0.28)	(0.30)	(0.32)
From net realized gains	—	(0.06)	—	—	—	—
Net asset value, end of period	$11.77	$11.57	$11.07	$11.22	$11.01	$11.23
Total investment return[2]	2.92%	7.66%	1.12%	4.52%	0.68%	4.61%
Ratios to average net assets:
Net investment income	2.32%[3]	2.47%	2.48%	2.52%	2.62%	2.90%
Supplemental data:
Net assets, end of period (000's)	$242,293	$253,468	$237,215	$231,240	$243,791	$237,035
Portfolio turnover	12%[4]	39%[4]	24%[4]	40%	76%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Effective with the period ended December 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act"), currently offering one series representing interests in an investment portfolio.

The Trust has one series available for investment, Series M (the "Fund"). The Fund is classified as a non-diversified investment company for purposes of the 1940 Act. The investment objective of the Fund is to seek total return consisting of capital appreciation and current income exempt from federal income tax. The Fund pursues its investment objective by investing primarily in municipal bonds.

On June 19, 2020, all of the outstanding shares of Series G and Series T were redeemed by investors. On June 20, 2020, Series G and Series T became inactive and remain inactive as of the filing of this report.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of the Fund.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts, and the Fund expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods, and interim periods within those annual periods, begining after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued ("Accounting Standards Update") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

SMA Relationship Trust

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk: The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases

SMA Relationship Trust

Notes to financial statements (unaudited)

where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

SMA Relationship Trust

Notes to financial statements (unaudited)

Investments

Restricted securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portolio footnotes.

Investment advisory and administration fees and other transactions with affiliates

The Fund's Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Fund. Pursuant to the Advisory Contract, the Fund will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Fund) pays all ordinary operating expenses, interest expense, and commitment fees (i.e., bank line of credit facility fees), excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Fund.

The Fund may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended June 30, 2020, if any, have been included near the end of the Fund's Portfolio of investments.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At June 30, 2020, the Fund did not have any securities on loan.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, the Fund has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the

SMA Relationship Trust

Notes to financial statements (unaudited)

Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended June 30, 2020, Series M had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense*	Weighted average annualized interest rate
Series M	$1,308,602	19	$1,170	1.694%

*  Interest expense is the responsibility of the Advisor. At June 30, 2020, Series M had a receivable from the Advisor of $809 for interest expense paid on behalf of the Advisor.

Commission recapture program

The Fund may participate in a brokerage commission recapture program. The Fund has established commission recapture arrangements with certain participating brokers or dealers. If the Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2020, there were no recaptured commissions.

Purchases and sales of securities

For the period ended June 30, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
Series M*	$29,741,740	$31,351,432

*  The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for the Fund were as follows:

	Period Ended June 30, 2020
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series M	1,706,127	(3,029,277)	(1,323,150)
	Year Ended December 31, 2019
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series M	2,646,762	(2,164,413)	482,349

SMA Relationship Trust

Notes to financial statements (unaudited)

Federal tax status

It is the Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:

Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
Series M	$6,058,162	$85,262	$1,227,535	$7,370,959

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending December 31, 2020.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at June 30, 2020 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series M	$232,069,321	$13,827,381	$42,873	$13,784,508

During the fiscal year ended December 31, 2019, the Fund utilized capital loss carryforwards to offset current capital gains:

Fund	Amount
Series M	$472,296

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of June 30, 2020, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund's policy to record any significant foreign tax exposures in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2020, the Fund did not incur any interest or penalties.

Each of the tax years in the four year fiscal period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

General information (unaudited)

Quarterly portfolio schedule

The Fund filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended December 31 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, SMA Relationship Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to its series (the "Fund"). UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining shareholders' interests in the Fund. The program is intended to provide a framework for the assessment, management and periodic review of the Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for the Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of the Fund's investments is supported by a third-party liquidity assessment vendor. In May 2020, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from December 1, 2018 through May 1, 2020.

UBS AM's report concluded that the program was reasonably designed to assess and manage the Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program, including any applicable highly liquid investment minimum ("HLIM"), operated adequately and that the implementation of the program, including any applicable HLIM, was effective to manage the Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

SMA Relationship Trust

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Trustees (the "Board") of SMA Relationship Trust (the "Trust"), held on June 4 and 5, 2020 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreement (the "Advisory Agreement") between the Trust and the Advisor for Series M, a series of the Trust (the "Fund"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2020 and June 4, 2020, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense and performance information for the Fund. The Independent Trustees also reviewed information provided in response to their request for additional information from the Advisor in connection with the Advisory Agreement. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged. As part of the Board's review of these factors, the Board received and considered information on the impact of COVID-19 on the Fund and the Fund's performance and operations.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund's investment performance and investment strategies, including the derivative strategies permitted to be utilized by the Fund. The Board also noted and discussed the services that the Advisor and its affiliates provide to the Fund under other agreements with the Trust including administration services provided by the Advisor and underwriting services provided by UBS Asset Management (US) Inc.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. The Board noted management's continuing endeavors and expenditures to address areas of heightened concern in the mutual fund industry, such as liquidity risk management. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund's shareholders.

SMA Relationship Trust

Board approval of investment advisory agreement (unaudited)

Performance. In evaluating the performance of the Fund, the Board analyzed the Broadridge Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Fund's performance during the past year. In reviewing the Broadridge Reports, the Board noted that Series M had appeared in the top performance quintile for the one-year performance period ended February 29, 2020.

The Board determined, after analyzing the performance data, that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses. The Board noted that the Fund does not pay advisory fees to the Advisor under the Advisory Agreement and that the Advisor assumes all the ordinary operating expenses for the Fund.

Profitability. In considering the profitability of the Fund to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Fund. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Fund, including the investment by wrap fee clients in the Fund as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Fund. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to the Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to the Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the interests of the Fund and its shareholders.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Abbie J. Smith

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or represen- tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2020 UBS Asset Management (Americas) Inc. All rights reserved.

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UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S331

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, the Secretary of SMA Relationship Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	September 8, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2020